American Century Variable Portfolios, Inc. Prospectus and Summary Prospectus Supplement VP Income & Growth Fund
Supplement dated August 1, 2015 ■ Prospectus dated May 1, 2015

The following is added as the second paragraph of the Purchase and Sale of Fund Shares section on page 4 of the statutory prospectus and page 3 of the summary prospectus:
Effective August 7, 2015, Class III of the fund is no longer available for purchase.

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